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                                                                   EXHIBIT 10.30

                               GUARANTY OF LEASE
                               -----------------

     THIS GUARANTY OF LEASE (this "GUARANTY") is made as of August 1, 1997, by The News Corporation Limited, a South Australian corporation, and News Publishing Australia Limited, a Delaware corporation (collectively, "GUARANTOR"), in favor of BEACON PROPERTIES, L.P., a Delaware limited partnership ("Landlord"), whose address is 10880 Wilshire Boulevard, Suite 880, Los Angeles, California 90024.

                                   RECITALS:
                                   ---------

     WHEREAS, 10880 Property Corporation, a Delaware corporate, predecessor-in-interest to Landlord, and Saban Entertainment, Inc., a Delaware corporation ("TENANT"), entered into that certain Office Lease, dated July 17, 1995, as amended by that certain First Amendment to Lease (the "First Amendment"), dated August 1, 1997 (collectively, the "LEASE") concerning premises located at 10960 Wilshire Boulevard, in the City of Los Angeles, County of Los Angeles, State of California;

     WHEREAS, Guarantor has a financial interest in the Tenant.

                                   AGREEMENT:
                                   ---------

     NOW, THEREFORE, for and in consideration of the execution of the foregoing Lease by Landlord and as a material inducement to Landlord to execute said Lease, Guarantor hereby jointly, severally and absolutely, presently, continually, unconditionally and irrevocably guarantees the prompt payment by Tenant of all rentals and other sums payable by Tenant under said Lease and the faithful and prompt performance by Tenant of each and every one of the terms, conditions and covenants of said Lease to be kept and performed by Tenant, and further agrees as follows:

     1. It is specifically agreed and understood that the terms, covenants and conditions of the Lease may be altered, affected, modified, amended, compromised, released or otherwise changed by agreement between Landlord and Tenant, or by course of conduct and Guarantor does guaranty and promise to perform all of the obligations of Tenant under the Lease as so altered, affected, modified, amended, compromised, released or changed and the Lease may be assigned by or with the consent of Landlord or any assignee of Landlord without consent or notice to Guarantor and that this Guaranty shall thereupon and thereafter guaranty the performance of said Lease as so changed, modified, amended, compromised, released, altered or assigned.

     2. This Guaranty shall not be released, modified or affected by failure or delay on the part of Landlord to enforce any of the rights or remedies of Landlord under the Lease, whether pursuant to the terms thereof or at law or in equity, or by any release of any person liable under the terms of the Lease (including, without limitation, Tenant) or any other guarantor, including without limitation, any other Guarantor named herein, from any liability with respect to Guarantor's obligations hereunder.

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     3.   Guarantor's liability under this Guaranty shall continue until all rents due under the Lease have been paid in full in cash and until all other obligations to Landlord have been satisfied, and shall not be reduced by virtue of any payment by Tenant of any amount due under the Lease. If all or any portion of Tenant's obligations under the Lease is paid or performed by Tenant, the obligations of Guarantor hereunder shall continue and remain in full force and effect in the event that all or any part of such payment(s) or performance(s) is avoided or recovered directly or indirectly from Landlord as a preference, fraudulent transfer or otherwise.

     4. Guarantor warrants and represents to Landlord that Guarantor now has and will continue to have full and complete access to any and all information concerning the Lease, the value of the assets owned or to be acquired by Tenant, Tenant's financial status and its ability to pay and perform the obligations owed to Landlord under the Lease. Guarantor further warrants and represents that Guarantor has reviewed and approved copies of the Lease and is fully informed of the remedies Landlord may pursue, with or without notice to Tenant, in the event of default under the Lease. So long as any of the Guarantor's obligations hereunder remains unsatisfied or owing to Landlord, Guarantor shall keep fully informed as to all aspects of Tenant's financial condition and the performance of said obligations.

     5. Guarantor hereby covenants and agrees with Landlord that if a default shall at any time occur in the payment of any sums due under the Lease by Tenant or in the performance of any other obligation of Tenant under the Lease, Guarantor shall and will forthwith upon demand pay such sums and any arrears thereof, to Landlord in legal currency of the United States of America for payment of public and private debts, and take all other actions necessary to cure such default and perform such obligations of Tenant.

     6. The liability of Guarantor under this Guaranty is a guaranty of payment and performance and not of collectibility, and is not conditioned or contingent upon the genuineness, validity, regularity or enforceability of the Lease or the pursuit by Landlord of any remedies which it now has or may hereafter have with respect thereto, at law, in equity or otherwise.

     7. Guarantor hereby waives and agrees not to assert or take advantage of to the extent permitted by law: (i) all notices to Guarantor, to Tenant, or to any other person, including, but not limited to, notices of the acceptance of this Guaranty or the creation, renewal, extension, assignment, modification or accrual of any of the obligations owed to Landlord under the Lease and, except to the extent set forth in Paragraph 9 hereof, enforcement of any right or
                           -----------
remedy with respect thereto, and notice of any other matters relating thereto;
(ii) notice of acceptance of this Guaranty; (iii) demand of payment, presentation and protest; (iv) any right to require Landlord to apply to any default any security deposit or other security it may hold under the Lease; (v) any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, (vi) any right or defense that may arise by reason of the incapability, lack of authority, death or disability of Tenant or any other person; and (vii) all principles or provisions of law which conflict with the terms of this Guaranty. Guarantor further agrees that Landlord may enforce this Guaranty upon the occurrence of a default under the Lease, notwithstanding any dispute between Landlord and Tenant with respect to the existence of said default or performance of the obligations under the Lease or any counterclaim, set-off or other claim which Tenant may allege against Landlord with

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respect thereto. Moreover, Guarantor agrees that Guarantor's obligations shall not be affected by any circumstances which constitute a legal or equitable discharge of a guarantor or surety.

     8. Guarantor agrees that Landlord may enforce this Guaranty without the necessity of proceeding against Tenant or any other guarantor. Guarantor hereby waives the right to require Landlord to proceed against Tenant, to proceed against any other guarantor, to exercise any right or remedy under the Lease or to pursue any other remedy or to enforce any other right.

     9.     (a)    Guarantor agrees that nothing contained herein shall prevent
     Landlord from suing on the Lease or from exercising any rights available to it thereunder and that the exercise of any of the aforesaid rights shall not constitute a legal or equitable discharge of Guarantor. Without limiting the generality of the foregoing, Guarantor hereby expressly waives any and all benefits under California Civil Code (S) (S) 2809, 2810, 2819, 2845, 2847, 2848, 2849 and 2850, and the second sentence of California Civil Code (S) 2822(a). In addition, each Guarantor agrees that Landlord (not Tenant) shall have the right to designate the portion of Tenant's obligations under the Lease that is satisfied by a partial payment by Tenant.

           (b) Guarantor agrees that Guarantor shall have no right of subrogation against Tenant or any right of contribution against any other guarantor unless and until all amounts due under the Lease have been paid in full and all other obligations under the Lease have been satisfied. Guarantor further agrees that, to the extent the waiver of Guarantor's rights of subrogation and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation Guarantor may have against Tenant shall be junior and subordinate to any rights Landlord may have against Tenant, and any rights of contribution Guarantor may have against any other guarantor shall be junior and subordinate to any rights Landlord may have against such other guarantor.

           (c) The obligations of Guarantor under this Guaranty shall not be altered, limited or affected by any case, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Tenant or any defense which Tenant may have by reason of order, decree or decision of any court or administrative body resulting from any such case. Landlord shall have the sole right to accept or reject any plan on behalf of Guarantor proposed in such case and to take any other action which Guarantor would be entitled to take, including, without limitation, the decision to file or not file a claim. Guarantor acknowledges and agrees that any payment which accrues with respect to Tenant's obligations under the Lease (including, without limitation, the payment of rent) after the commencement of any such proceeding (or, if any such payment ceases to accrue by operation of law by reason of the commencement of such proceeding, such payment as would have accrued if said proceedings had not been commenced) shall be included in Guarantor's obligations hereunder because it is the intention of the parties that said obligations should be determined without regard to any rule or law or order which may relieve Tenant of any of its obligations under the Lease. Guarantor hereby permits any trustee in bankruptcy, receiver, debtor-in-possession,

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     assignee for the benefit of creditors or similar person to pay Landlord, or allow the claim of Landlord in respect of, any such payment accruing after the date on which such proceeding is commenced. Guarantor hereby assigns to Landlord Guarantor's right to receive any payments from any trustee in bankruptcy, receiver, debtor-in-possession, assignee for the benefit of creditors or similar person by way of dividend, adequate protection payment or otherwise.

     10. Any notice, statement, demand, consent, approval or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Guaranty or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this Guaranty) and shall be deemed to have been properly given, rendered or made only if hand-delivered or sent by first-class mail, postage pre-paid, addressed to the other party at its respective address set forth below, and shall be deemed to have been given, rendered or made on the day it is hand-delivered or one day after it is mailed, unless it is mailed outside of Los Angeles County, California, in which case it shall be deemed to have been given, rendered or made on the third business day after the day it is mailed.
By giving notice as provided above, either party may designate a different address for notices, statements, demands, consents, approvals or other communications intended for it.

          To Guarantor:       The News Corporation Limited
                              News Publishing Australia Limited
                              10201 West Pico Boulevard
                              Building 88, Room 142
                              Los Angeles, California 90035
                              Attention: Jay Itzkowitz, Esq.

          To Landlord:        Beacon Properties, L.P.
                              c/o Beacon Properties Corporation
                              10880 Wilshire Boulevard
                              Suite 880
                              Los Angeles, California 90024
                              Attention: Property Manager

                              and

                              Beacon Properties Corporation
                              50 Rowes Wharf
                              Boston, Massachusetts 02110
                              Attention: General Counsel

     11.  Guarantor represents and warrants to Landlord as follows:

          (a) No consent of any other person, including, without limitation, any creditors of Guarantor, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by Guarantor in connection with this Guaranty or the execution, delivery,

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     performance, validity or enforceability of this Guaranty and all obligations required hereunder. This Guaranty has been duly executed and delivered by Guarantor, and constitutes the legally valid and binding obligation of Guarantor enforceable against such Guarantor in accordance with its terms.

          (b) The execution, delivery and performance of this Guaranty will not violate any provision of any existing law or regulation binding on Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on Guarantor, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which Guarantor is a party or by which Guarantor or any of Guarantor's assets may be bound, and will not result in, or require, the creation or imposition of any lien on any of Guarantors property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract, or other agreement, instrument or undertaking.

     12. The obligations of Tenant under the Lease to execute and deliver estoppel statements, as therein provided, shall be deemed to also require the Guarantor hereunder to do and provide the same relative to Guarantor.

     13. This Guaranty shall be binding upon Guarantor, Guarantor's heirs, representatives, administrators, executors, successors and assigns and shall inure to the benefit of and shall be enforceable by Landlord, its successors, endorsees and assigns. Any married person executing this Guaranty agrees that recourse may be had against community assets and against his separate property for the satisfaction of all obligations herein guaranteed. As used herein, the singular shall include the plural, and the masculine shall include the feminine and neuter and vice versa, if the context so requires. In the event that more than one guarantor comprise the Guarantor, the obligations imposed upon such guarantors shall be joint and several.

     14. The term "Landlord" whenever used herein refers to and means the Landlord specifically named in the Lease and also any assignee of said Landlord, whether by outright assignment or by assignment for security, and also any successor to the interest of said Landlord or of any assignee in the Lease or any part thereof, whether by assignment or otherwise. So long as the Landlord's interest in or to the Premises (as that term is used in the Lease) or the rents, issues and profits therefrom, or in, to or under the Lease, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantor of the Landlord's interest in the Premises or under the Lease shall affect the continuing obligations of Guarantor under this Guaranty, which obligations shall continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment, or any purchaser at sale by judicial foreclosure or under private power of sale, and of the successors and assigns of any such mortgagee, beneficiary, trustee, assignee or purchaser.

     15. The term "Tenant" whenever used herein refers to and means the Tenant in the Lease specifically named and also any assignee or sublessee of said Lease and also any successor to the interests of said Tenant, assignee or sublessee of such Lease or any part thereof, whether by assignment, sublease or otherwise.

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     16.  In the event of any dispute or litigation regarding the enforcement or validity of this Guaranty, Guarantor shall be obligated to pay all charges, costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Landlord, whether or not any action or proceeding is commenced regarding such dispute and whether or not such litigation is prosecuted to judgment.

     17. This Guaranty shall be governed by and construed in accordance with the laws of the State of California, and in a case involving diversity of citizenship, shall be litigated in and subject to the jurisdiction of the courts of California. Any dispute under this Guaranty shall be resolved exclusively in the Los Angeles Superior Court, Central District. Each guarantor hereby acknowledges and agrees that, and hereby consents to, service of process to Guarantor at the address set forth in Section 10 of this Guaranty.

     18. Every provision of this Guaranty is intended to be severable. In the event any term or provision hereof is declared to be illegal or invalid for any reason whatsoever by a court of competent jurisdiction, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

     19. This Guaranty may be executed in any number of counterparts each of which shall be deemed an original and all of which shall constitute one and the same Guaranty with the same effect as if all parties had signed the same signature page. Any signature page of this Guaranty may be detached from any counterpart of this Guaranty and re-attached to any other counterpart of this Guaranty identical in form hereto but having attached to it one or more additional signature pages.

     20. No failure or delay on the part of Landlord to exercise any power, right or privilege under this Guaranty shall impair any such power, right or privilege, or be construed to be a waiver of any default or any acquiescence therein, nor shall any single or partial exercise of such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     21. This Guaranty shall constitute the entire agreement between Guarantor and the Landlord with respect to the subject matter hereof. No provision of this Guaranty or right of Landlord hereunder may be waived nor may Guarantor be released from any obligation hereunder except by a writing duly executed by an authorized officer, director or trustee of Landlord.

     22. The liability of Guarantor and all rights, powers and remedies of Landlord hereunder and under any other agreement now or at any time hereafter in force between Landlord and Guarantor relating to the Lease shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Landlord by law.

     23.  Limitation Of Aggregate Liability.  The aggregate liability of the
          ----------------------------------
Guarantor under this Guaranty shall be limited to Eight Million Five Hundred Sixty-Five Thousand Three Hundred Sixty-Seven and 50/100 Dollars ($8,565,367.50) (the "MAXIMUM LIABILITY AMOUNT"). Notwithstanding the foregoing, provided that an Event of Default in not then in existence under the Lease, on each: of July 17, 1998, July 17, 1999, July 17, 2000, July 17, 2001 and July 17,

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2002, the Maximum Liability Amount under this Guaranty shall be reduced on a straight line basis, in five (5) equal installments. Notwithstanding anything to the contrary set forth in this Guaranty, the Maximum Liability Amount under this Guaranty (A) shall not be reduced by amounts recovered or collected by Landlord from Tenant or Guarantor, to the extent such amounts are reimbursement for (i) expenses incurred by Landlord in collecting or attempting to collect amounts due Landlord under the Lease or this Guaranty, including but not limited to, attorneys' fees and costs, and (ii) late charges and interest due under the Lease, and (B) shall not decrease asset forth above if, as of the date of any scheduled decrease, an Event of Default exists under the Lease, provided that upon the cure of any such Event of Default, at that time, the Maximum Liability Amount under this Guaranty shall be appropriately reduced as if such default had not occurred.


     IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

                 "Guarantor":

                 THE NEWS CORPORATION LIMITED, a South Australian corporation

                 By:  /s/ Signed - Illegible signature
                      -------------------------------
                      Its:
                           --------------------------
                 By:  /s/ Signed - Illegible signature
                      -------------------------------
                      Its:
                           --------------------------


                 NEWS PUBLISHING AUSTRALIA LIMITED, a Delaware corporation

                 By:  /s/ Signed - Illegible signature
                      -------------------------------
                      Its:
                           --------------------------
                 By:  /s/ Signed - Illegible signature
                      -------------------------------
                      Its:
                           --------------------------


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